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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                 000-24439                    33-0803204
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE               (IRS EMPLOYER
    OF INCORPORATION)              NUMBER)                   IDENTIFICATION NO.)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444



                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

(  )     WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
         (17 CFR 230.425)

(  )     SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
         (17 CFR 240.14A-12)

(  )     PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
         EXCHANGE ACT (17 CFR 240.14D-2(B))

(  )     PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
         EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 3, 2006, Hines Nurseries, Inc. (the "Company"), a subsidiary of Hines Horticulture, Inc., and Hines SGUS Inc. ("SGUS") ( the Company and SGUS are collectively referred to herein as the "Companies") negotiated and entered into the Second Amendment to Credit Agreement dated as of February 3, 2006 (the "Amendment") to the Credit Agreement dated as of September 30, 2003 (the "Credit Agreement"). The Amendment was entered into among the Companies, the financial institutions a party thereto, Deutsche Bank Trust Company Americas, as administrative agent for the Lenders, Fleet Capital Corporation and LaSalle Bank National Association, as co-syndication agents, and Harris Trust and Savings Bank and Wells Fargo Bank, N.A., as co-documentation agents.

The Amendment amends the Company's minimum fixed charge coverage covenant to exclude up to $10,000,000, in aggregate, of capital expenditures related to the relocation of operations from Irvine to Winters South.

The minimum fixed charge coverage ratios for 2006 and the first quarter of 2007 and thereafter have been amended as follows:

                                                         MINIMUM FIXED CHARGE
          FISCAL QUARTER                                    COVERAGE RATIO
          --------------                                    --------------

          1st Fiscal Quarter, Fiscal year 2006                 0.90:1.00
          2nd Fiscal Quarter, Fiscal year 2006                 0.55:1.00
          3rd Fiscal Quarter, Fiscal year 2006                 0.55:1.00
          4th Fiscal Quarter, Fiscal year 2006                 1.00:1.00
          1st Fiscal Quarter, Fiscal year 2007
            and each Fiscal Quarter thereafter                 1.10:1.00


The Amendment also amends the Company's maximum leverage ratio covenants by deleting it in its entirety.

All other terms and conditions of the Credit Agreement remain in full force and effect.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 8, 2006       HINES HORTICULTURE, INC.

                                By: /s/   Claudia M. Pieropan
                                    -------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)